SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities
         Exchange Act of 1934.





Date of Report (Date of earliest event reported)    APRIL 26, 1996



                          FIRST AMERICAN RAILWAYS, INC.
             (Exact name of registrant as specified in its charter)



   NEVADA                    33-14751-D                          87-0443800
(State of                 (Commission File                      (IRS Employer
Incorporation)                Number)                          Identification
                                                                   Number)


        1360 SOUTH OCEAN BLVD., SUITE 1905, POMPANO BEACH, FLORIDA 33062
           (Address of principal executive offices of the registrant)


Registrant's telephone number, including area code: (954) 941-1155



                            ASIA-AMERICA CORPORATION
                   73-251 AMBER STREET, PALM DESERT, CA 92260
          (Former name or former address, if changed since last report)

ITEM 1.           CHANGES IN CONTROL OF THE REGISTRANT.


         On April 26, 1996, the Registrant merged (the "Merger") with First American Railways, Inc., a private Florida corporation (the "Acquiree"); the Registrant was the survivor of the Merger. As part of the Merger, the Registrant exchanged one share of its common stock, $.001 par value, for each outstanding share of the common stock of the Acquiree. Five individuals were also appointed to serve as members of the Registrant's Board of Directors in place of the sole director, Denny W. Nestripke, who resigned. Mr. Nestripke was also the principal shareholder of the Registrant before the Merger. As a part of the Merger, Mr. Nestripke as the sole officer of the Registrant resigned and the officers of the Acquiree were appointed in his place, as described below. Current management of the Registrant is now comprised of:


         NAME                         POSITION
         ----                         --------

         ALLEN C. HARPER              CHAIRMAN OF THE BOARD OF
                                      DIRECTORS

         EUGENE K. GARFIELD           PRESIDENT, ASSISTANT SECRETARY
                                      AND DIRECTOR

         THOMAS G. RADER              DIRECTOR

         DAVID H. RUSH                DIRECTOR

         LUIGI SALVANESCHI            DIRECTOR

         MARY ACIETUNO                SECRETARY AND TREASURER



         A "change in control" resulted from the Merger. The shares of restricted common stock issued to the shareholders of the Acquiree at the time of the Merger represented approximately 96% of the 8,318,773 shares of common stock then outstanding. Immediately prior to and in anticipation of the Merger, the Registrant effectuated a 1-for-108 share reverse stock split of its outstanding common stock thereby reducing the outstanding number of its common stock to 350,000 shares (following a contribution to capital of 1,965 post-split shares by the pre-Merger majority shareholder).

         Those persons who currently own five percent or more of the outstanding shares of the Registrant are as follows:

                                                                 % OF
NAME                NO. OF SHARES    POSITION           OUTSTANDING SHARES(1)
- ----                -------------    --------           ---------------------
THOMAS G. RADER       1,614,581      DIRECTOR                       18%

ALLEN C. HARPER       1,379,032(2)   CHAIRMAN OF THE
                                     BOARD OF DIRECTORS             15%

EUGENE K. GARFIELD      732,343      PRESIDENT, ASSISTANT
                                     SECRETARY, DIRECTOR             8%

CAPITAL GROWTH
INTERNATIONAL, LLC      562,500(3)   NONE                            6%




(1) Based on a total of 9,050,278 shares outstanding following the transaction described in Item 5, below.

(2) Includes 1,379,032 shares which are owned jointly of record with his spouse, Carol E. Harper. Excludes 1,285 shares owned by the Harper Family Trust, Ltd., a Florida limited partnership for which Carol E. Harper serves as general partner, and with respect to which Allen C. Harper disclaims any beneficial ownership.

(3) Excludes warrants to purchase 650,000 shares of common stock of the Registrant which were issued to Capital Growth International, LLC, as the placement agent (the "Placement Agent") in connection with the transaction described in Item 5, below.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         As described in Item 1, above, the Registrant acquired all of the assets of the Acquiree (consisting mainly of cash and contracts) by virtue of the Merger.

         The consideration for the acquisition paid by the Registrant was in the form of one share of its common stock for each share of common stock of the Acquiree. The exchange ratio, along with the condition precedent of the 1-for-108 reverse stock split by the Registrant, was determined in arm's-length negotiations between the Registrant's management and representatives of the Acquiree. The consideration received by the Registrant for its issuance of its shares was all of the assets of the Acquiree.

         None of the Acquiree's shareholders was affiliated with the Registrant in any manner. The principal basis used in the negotiations to determine the number of shares to be issued by the Registrant was the percentage of stock which would be owned by the new "control group" after the issuance thereof rather than any traditional valuation formula.

ITEM 5.           OTHER EVENTS.

         Pursuant to the Plan and Articles of Merger with the Acquiree (a copy of which is attached hereto as an exhibit), the Registrant amended its Articles of Incorporation to (i) change its corporate name to First American Railways, Inc., (ii) authorize 500,000 shares of preferred stock, $.001 par value, to be issued in such series and with such rights, preferences and designations as determined by the Registrant's Board of Directors, and (iii) provide that officers and directors of the Registrant shall have no liability for breach of fiduciary duty except as provided under Nevada law.

         In connection with the Merger transaction there was a private offering consisting of a minimum of $10,000,000 of Units (333-1/3 Units) and a maximum of $15,000,000 of Units (500 Units), with an over-allotment option of $1,500,000, or 50 Units (the "Offering"). Each Unit consists of (a) a convertible secured note in the principal amount of $15,000, which bears interest at the rate of 10% per annum, (b) 6,000 shares of common stock, and (c) 6,000 redeemable common stock purchase warrants, each such warrant entitling the holder thereof to purchase one share of common stock at an exercise price of $3.50 per share (subject to adjustment under certain circumstances) at any time prior to redemption from the date of issuance until two years thereafter. As a result of the Merger, the Registrant succeeded to all rights, duties and obligations of the Acquiree including those with respect to the subject securities.

         The private offering yielded gross proceeds of $16,501,365 and the Registrant issued securities consisting of 4,050,271 shares of common stock (including shares issued to the Placement Agent and its designee), $8,250,682 in principal amount of convertible secured notes (which are convertible into 2,357,338 shares of common stock assuming no interest thereon is converted into shares), and 3,950,271 redeemable common stock purchase warrants (including warrants issued to the Placement Agent) which are exercisable for an equivalent amount of shares of common stock.

         The attached unaudited financial statements for the period ended May 10, 1996, are included herewith to reflect (i) the Merger whereby the Registrant acquired First American Railways, Inc., a Florida corporation, and changed its name to "First American Railways, Inc.," and (ii) the consummation of the aforementioned Offering.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (a)(i) Financial statements for First American Railways, Inc., a Florida corporation, covering the year ended April 30, 1995 and the six month periods ended January 31, 1996 and 1995 (unaudited) are incorporated by reference to those financial statements filed with the Registrant's Current Report on Form 8-K, File No. 33-14751-D, reporting an event dated April 26, 1996.

            (ii) Unaudited financial statements of the Registrant for the period January 1, 1996, to and including May 10, 1996.

         (b)      Pro forma financial information.

                           Unaudited pro forma combined financial statements of the Registrant giving effect to the acquisition of the Acquiree by merger are incorporated by reference to those pro forma financial statements filed with the Registrant's Current Report on Form 8-K, File No. 33-14751-D, reporting an event dated April 26, 1996.

         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Merger dated April 15, 1996 with exhibits is incorporated herein by reference to Exhibit A to the Registrant's Form 10-QSB for the quarter ended March 30, 1996.

                  2.2     Plan and Articles of Merger of First
                          American Railways, Inc., a Florida
                          corporation, with and into the Registrant
                          (f/k/a Asia-America Corporation) as filed with the Secretaries of State of the State of Nevada and the State of Florida, is incorporated herein by reference to Exhibit
                          2.2 to the Registrant's Current Report on
                          Form 8-K, File No. 33-14751-D, reporting an event dated April 26, 1996.

                  20 Information Statement of the Registrant dated April 12, 1996, which includes business description of First American Railways, Inc., a Florida corporation, along with biographies of its management is incorporated herein by reference to Exhibit B to the Registrant's Form 10-QSB for the quarter ended March 30, 1996.

                                              FIRST AMERICAN RAILWAYS, INC.
                                              (A DEVELOPMENT STAGE COMPANY)

                                                              BALANCE SHEET

                                                               MAY 10, 1996
                                                                (UNAUDITED)
- -----------------------------------------------------------------------------
ASSETS

CURRENT
  Cash and cash equivalents                                    $ 12,935,394
  Prepaid interest                                                  829,924
  Other                                                               1,000
- -----------------------------------------------------------------------------
Total current assets                                             13,766,318

EQUIPMENT (NOTE 3)                                                   13,037

DEPOSIT TO RELATED PARTY (NOTE 6)                                   350,000

DEFERRED LOAN COSTS (NOTE 5)                                        925,890
- -----------------------------------------------------------------------------
                                                               $ 15,055,245
=============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT
  Accounts payable                                             $    210,720
  Accrued liabilities                                                 8,613
  Notes payable to related parties and others (Note 8)               35,000
- -----------------------------------------------------------------------------
Total current liabilities                                           254,333

LONG TERM DEBT (Note 4)                                           8,250,682
- -----------------------------------------------------------------------------
                                                                  8,505,015
- -----------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES (NOTE 6)
STOCKHOLDERS' EQUITY (NOTE 5)
  Common stock, $.001 par, 100,000,000 shares authorized
    and 9,050,271 shares issued and outstanding                       9,050
  Additional paid-in capital                                      8,474,087
  Deficit accumulated during the development stage               (1,932,907)
- -----------------------------------------------------------------------------
Total stockholders' equity (deficit)                              6,550,230
- -----------------------------------------------------------------------------
                                                               $ 15,055,245
=============================================================================

                                                FIRST AMERICAN RAILWAYS, INC.
                                                (A DEVELOPMENT STAGE COMPANY)

                                                      STATEMENT OF OPERATIONS

                                                          FOR THE PERIOD FROM
                                                             JANUARY, 1, 1996
                                                              TO MAY 10, 1996
                                                                  (UNAUDITED)
- -----------------------------------------------------------------------------
EXPENSES:
  Salaries and payroll taxes                                  $        58,861
  Professional fees                                                    39,336
  General and administrative                                          309,414
  Consulting fees (Note 6)                                             83,468
  Depreciation                                                            738
- -----------------------------------------------------------------------------

Net loss                                                             (491,817)
=============================================================================

Weighted average number of
  common shares outstanding (Note 1)                                9,050,000
=============================================================================

Net loss per common share                                     $          (.05)
=============================================================================

                                                FIRST AMERICAN RAILWAYS, INC.
                                                (A DEVELOPMENT STAGE COMPANY)

                                            STATEMENT OF STOCKHOLDERS' EQUITY

- -------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       DEFICIT
                                                                                                                   ACCUMULATED
                                                          COMMON STOCK               DISCOUNT     ADDITIONAL        DURING THE
                                                     -----------------------        ON COMMON        PAID-IN       DEVELOPMENT
                                                        SHARES        AMOUNT           STOCK         CAPITAL             STAGE
- -------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995                         4,275,000    $  979,035       $    --       $   136,000      $ (1,441,090)

Issuance of common stock in connection
  with Stage I offering, net of
  offering costs of $11,692 (Note 5)                   375,000        43,308            --              --                --

Issuance of common stock in connection
  with Stage II offering, net of offering
  costs of $925,889 (Note 5)                         4,050,271     7,324,794            --              --                --

Merger with Asia-America Corporation                   350,000        38,000         (10,180)           --             (27,820)

Recapitalization                                          --      (8,376,087)         10,180       8,338,087            27,820

Net loss (unaudited)                                      --            --              --              --            (491,817)
- -------------------------------------------------------------------------------------------------------------------------------

Balance at May 10, 1996 (unaudited)                  9,050,271    $    9,050       $    --       $ 8,474,087      $ (1,932,907)
===============================================================================================================================

                                                                            3

                                                FIRST AMERICAN RAILWAYS, INC.
                                                (A DEVELOPMENT STAGE COMPANY)

                                                      STATEMENT OF CASH FLOWS

                                                          FOR THE PERIOD FROM
                                                              JANUARY 1, 1996
                                                              TO MAY 10, 1996
                                                                  (UNAUDITED)
- ------------------------------------------------------------------------------

OPERATING ACTIVITIES:
  Net loss                                                     $     (491,817)
  Adjustments to reconcile net loss to net
    cash provided by operating activities:
      Depreciation                                                        738
      (Increase) in prepaid interest                                 (829,924)
      Decrease in other current assets                                    680
      (Decrease) in accounts payable                                  (87,035)
      (Decrease) in accrued liabilities                              (112,357)
- ------------------------------------------------------------------------------

Net cash (used) in operating activities                            (1,519,715)
- ------------------------------------------------------------------------------

Investing Activities:
  Capital expenditures                                                 (7,785)
- ------------------------------------------------------------------------------

Net cash (used) in investing activities                                (7,785)
- ------------------------------------------------------------------------------
FINANCING ACTIVITIES:
  Borrowings from related parties                                      68,388
  Repayments of loans from related parties                           (298,388)
  Proceeds from issuance of notes payable                           8,750,682
  Repayments of notes payable                                        (500,000)
  Payment of loan costs                                              (925,890)
  Proceeds from issuance of common stock                            8,305,683
  Payment of offering costs                                          (937,581)
- ------------------------------------------------------------------------------
Net cash provided by financing activities                          14,462,894
- ------------------------------------------------------------------------------
Net increase in cash                                               12,935,394
Cash at beginning of period                                              --
- ------------------------------------------------------------------------------
Cash at end of period                                          $   12,935,394
==============================================================================

                                                   FIRST AMERICAN RAILWAYS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                 JANUARY 1, 1996 TO MAY 10, 1996
                                                                     (UNAUDITED)

1.  SUMMARY OF
    ACCOUNTING
    POLICIES

ORGANIZATION AND BUSINESS

First American Railways, Inc. ("the Company") was incorporated on February 14, 1994, in the state of Florida. The Company is a development stage entity, organized for the purpose of constructing and marketing an entertainment based passenger train initially between Ft. Lauderdale and Orlando and subsequently to other parts of the United States and internationally. The Company had no financial activities from February 14, 1994 to April 30, 1994. On April 26, 1996, the Company merged into Asia-America Corporation (Asia) in a reverse acquisition (Note 5) where the Company was the surviving entity for financial reporting purposes.

Since inception, the Company has been involved in the research and design of its product, the development of an organizational infrastructure, and the performance of preliminary marketing and promotional activities.

PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In the opinion of management, the Registrant's unaudited financial statements of which these notes are a part, contain all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the Registrant's financial position as of May 10, 1996, and the results of its operations, cash flows and stockholders' equity for the period commencing January 1, 1996 and ending May 10, 1996. The results of operations for this interim period is not necessarily indicative of the results to be expected for the entire year.

                                                   FIRST AMERICAN RAILWAYS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                 JANUARY 1, 1996 TO MAY 10, 1996
                                                                     (UNAUDITED)

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Company considers short-term, highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

EQUIPMENT AND DEPRECIATION

Equipment is stated at cost less accumulated depreciation. Equipment is depreciated over 5 years.

PREPAID INTEREST

Prepaid interest represents interest payments for the next twelve months under the convertible secured notes that were impounded from the proceeds of the Stage II private offering into an escrow account.

OFFERING COSTS

Costs incurred in connection with the Company's efforts to obtain additional financing through a private placement of securities are offset against the proceeds in stockholders' equity or recognized as deferred loan costs to the extent that they relate to the notes payable and amortized over the life of the notes. If an offering or placement is unsuccessful these costs are charged against operations.

INCOME TAXES

The Company has no income since inception and accordingly has not provided for income taxes.

NET LOSS PER COMMON SHARE

Net loss per common share is based on the weighted average number of shares of common stock outstanding, as adjusted for the effects of the application of Securities and Exchange Commission Staff Accounting

                                                   FIRST AMERICAN RAILWAYS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                 JANUARY 1, 1996 TO MAY 10, 1996
                                                                     (UNAUDITED)

Bulletin (SAB) No. 83. Pursuant to SAB No. 83, common stock issued by the Company at a price less than the contemplated public offering price is treated as outstanding for all periods presented. For purposes of the presentation in these financial statement, common shares outstanding at May 10, 1996 are assumed to have been outstanding for the entire period.

UNAUDITED FINANCIAL STATEMENTS

Financial statements presented as of May 10, 1996 and for the period from January 1, 1996 to May 10, 1996, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position, results of operations and changes in cash flows. The results of operations for the period from January 1, 1996 to May 10, 1996 are not necessarily indicative of the results for the entire year.

2.  EQUIPMENT

The Company's equipment is summarized as follows:
- -------------------------------------------------------------------------------

      Office and computer equipment                                $    15,957
      Less accumulated depreciation                                     (2,920)
- -------------------------------------------------------------------------------

                                                                   $    13,037
===============================================================================

3.   INCOME TAXES

At May 10, 1996, the Company had a net loss of approximately $1,900,000 for financial reporting purposes. In general, expenses incurred during the development stage are capitalized for tax purposes as pre-operating expenses and may be amortizable over a 60 month period commencing with the month in which active business begins.

Realization of any portion of the approximate $700,000 deferred tax asset at May 10, 1996, resulting from the future amortization of capitalized pre-operating expenses, is not considered more likely than not and, accordingly, a valuation allowance has been established for the full amount of such asset.

                                                   FIRST AMERICAN RAILWAYS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                 JANUARY 1, 1996 TO MAY 10, 1996
                                                                     (UNAUDITED)

4.   LONG-TERM DEBT

Long-term debt is comprised of ten percent, convertible notes payable that mature in May 2001. Interest is payable semi-annually on April 30th and October 31st (commencing October 31, 1996). The notes are securitized by all assets of the Company and call for the establishment of a sinking fund that requires 33 1/3% of the outstanding principal to be deposited into an escrow account on the third anniversary of the closing date and 8 1/3% quarterly thereafter, until the maturity date. The notes are convertible at any time prior to maturity into shares of common stock at the conversion price of $5.00 per share.

5.   STOCKHOLDERS'
     EQUITY

a) In February 1996, the Company executed a stock split and exchanged the 2,495,500 shares of its common stock for 4,275,003 shares of common stock with no par value, 10,000,000 shares authorized to be issued. The components of stockholders' equity and per share amounts in the accompanying financial statements have been adjusted retroactively to reflect the stock split and changes in par value.

b) In March 1996, the Company completed its Stage I financing. The Company received gross proceeds of $500,000. Costs associated with the offering were $106,291 of which $10,000 was prepaid (allocated $94,599 to notes issued and $11,692 to stock issued) in exchange for $500,000 in notes payable bearing interest at 10% per annum, with a $55,000 original issue discount, and 375,000 shares of common stock valued at $55,000. The Company used $12,888 of the net proceeds of the Stage I financing to paydown notes payable to related parties and others.

c) In May 1996, the Company completed its Stage II financing. Total consideration of $16,501,365 was received consisting of $16,085,000 in cash and the conversion of $412,500 in notes payable and $3,865 in accrued interest from Stage I financing. In connection with this transaction $8,250,682 in notes payable bearing interest at 10% per annum, 4,050,271 redeemable common stock purchase warrants and 4,050,271 shares of common stock valued at $8,250,683 were issued. Costs associated with the offering of $1,851,779 were allocated, $925,890 to notes issued (treated as deferred loan costs) and $925,889

                                                   FIRST AMERICAN RAILWAYS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                 JANUARY 1, 1996 TO MAY 10, 1996
                                                                     (UNAUDITED)

     to stock issued. From the net proceeds of the Stage II financing $387,500 was used to paydown $300,000 in notes payable to related parties and others and $87,500 in notes payable from the Stage I financing. The unamortized portion of the $55,000 original issued discount and the unamortized portion of the $94,599 in deferred loan costs were charged against operations.

d) On April 26, 1996, the Company merged into Asia-America Corporation (Asia) at which time the equity accounts were combined and the Company was recapitalized with 9,050,271 shares of $.001 par value stock, 100,000,000 shares authorized to be issued.

6.   COMMITMENTS
     AND
     CONTINGENCIES

a) The Company has entered into employment agreements, which expire by 1997, with three of its officers providing for aggregate annual salaries of approximately $300,000 and for certain payments in the event of termination.

b) The Company has entered into an agreement with Rader Railcar, Inc. ("Rader") a company owned by a director and shareholder to construct a railcar to be acquired by the Company at a total cost of $850,000. The Company has advanced $350,000 to Rader which is included in deposits in the accompanying balance sheet. The Company took delivery of the railcar in April 1995, and at that time assumed the full risk of loss of such car; however, the railcar is not presently being used in operations, and title will not pass until the balance is paid.

c) In February 1995, the Company entered into an agreement with the Florida East Coast Railway Company ("FEC") for the use of FEC track in connection with the Company's proposed rail operations. Under the agreement, the Company will pay a fee to the FEC upon commencement of operations of no less than either $500,000 per train consist per year, or $1.20 per car mile (as defined). Effective January 1 of the year in which the third anniversary of the commencement service occurs, and January 1 in every third year thereafter, the car mile rate and the minimum amount payable shall, upon the request of either party, be adjusted based on the "Consumer Price Index For Urban Wage Earners and Clerical Workers" unadjusted, as published by the Bureau of Labor

                                                   FIRST AMERICAN RAILWAYS, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS
                                                 JANUARY 1, 1996 TO MAY 10, 1996
                                                                     (UNAUDITED)

     Statistics, U.S. Department of Labor. The agreement will expire ten years from the date of commencement of service. At the conclusion of the initial ten year term, the company will have the right to extend the agreement for an additional ten year period upon twelve months advance notice to the FEC.

7.   OTHER EVENTS

On August 24, 1995 the Company entered into a memorandum of understanding with CSX Transportation, Inc. ("CSXT") for the use of its tracks between West Palm Beach and the Orlando International Airport tradeport site in connection with the operation of the Florida Fun-Train. The Memorandum which contains the essential terms of the agreement between the Company and CSXT, provides, in part, that the Company will pay CSXT the greater of $20 per train mile, or 16% of the Company's revenue from the Florida Fun-Train operations. In addition, the Company is required to maintain at least $300 million in comprehensive general liability insurance with a minimal deductible (or self insured). The Memorandum also provides for a certain degree of exclusivity for the Company's proposed rail operations. Specifically CSXT has agreed not to grant similar access rights to the subject rail corridor (between West Palm Beach and Orlando) to any other private rail passenger operator or contractor which would provide comparable conventional rail passenger service (primarily servicing the cruise ship market). This exclusivity clause is voidable by CSXT upon the occurrence of certain conditions. The term of the agreement is five years. In addition to the foregoing, the Company has agreed to sell up to 400,000 warrants to CSXT the terms of such warrants are to be negotiated. Also, the Company has agreed to appoint a CSXT representative, selected by the Company, to its Board of Directors.

8.   BORROWINGS
     FROM RELATED
     PARTIES

The Company entered into a loan agreement with a shareholder for $35,000 with simple interest of 18%. The loan was to be repaid by the earlier of the closing of the private placement offering or January 22, 1997. This amount has not been repaid as of May 10, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    FIRST AMERICAN RAILWAYS, INC.
                                    (F/K/A ASIA-AMERICA CORPORATION)




DATE:  JUNE 12, 1996                 BY:        /S/ ALLEN C. HARPER
                                              ---------------------

                                     ALLEN C. HARPER, CHAIRMAN OF THE
                                              BOARD OF DIRECTORS



                                       6